                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 16, 2005
                                                        -----------------


                        BERKSHIRE HILLS BANCORP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                      0-51584                  04-3510455
      --------                      -------                  ----------
(State or other jurisdiction of     (Commission             (IRS Employer
     incorporation)                 File Number)            Identification No.)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------             -----
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER ITEMS.
            -----------

      On November 16, 2005, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced: (1) the hiring of President for its New York Region; and (2) that it has established a regional headquarters in Albany, New York. A copy of the Company's press release announcing these items is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated November 16, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BERKSHIRE HILLS BANCORP, INC.


Dated: November 17, 2005                By: /s/ Wayne F. Patenaude
                                            ------------------------------------
                                            Wayne F. Patenaude
                                            Senior Vice President and Chief
                                            Financial Officer